COMMITMENTS, CONTINGENCIES, AND GUARANTEES	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS, CONTINGENCIES, AND GUARANTEES	COMMITMENTS, CONTINGENCIES, AND GUARANTEES
Off-Balance Sheet Risk - Financial Instruments

In the normal course of business, the Company utilizes a variety of financial instruments with off-balance sheet risk to meet the financing needs of its customers and manage its exposure to fluctuations in interest rates. These financial instruments include commitments to extend credit, letters of credit, loans sold with recourse, forward contracts, and interest rate and cross currency swaps, caps, and floors. These financial instruments may involve, to varying degrees, elements of credit, liquidity, and interest rate risk in excess of the amount recognized on the Consolidated Balance Sheets. The contractual or notional amounts of these financial instruments reflect the extent of involvement the Company has in particular classes of financial instruments.

The Company’s exposure to credit loss in the event of non-performance by the other party to the financial instrument for commitments to extend credit, letters of credit and loans sold with recourse is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments and meeting conditional obligations as it does for on-balance sheet instruments. For forward contracts and interest rate swaps, caps and floors, the contract or notional amounts do not represent exposure to credit loss. The Company controls the credit risk of its forward contracts and interest rate swaps, caps and floors through credit approvals, limits, and monitoring procedures. See Note 14 to these Consolidated Financial Statements for discussion of all derivative contract commitments.

The following table details the amount of commitments at the dates indicated:

Other Commitments	December 31, 2025	December 31, 2024
	(in thousands)
Commitments to extend credit	$21,828,886	$24,202,682
Letters of credit	1,375,826	1,243,122
Recourse exposure on sold loans	4,320	5,669
Total commitments	$23,209,032	$25,451,473

Commitments to Extend Credit

Commitments to extend credit generally have fixed expiration dates, are variable rate, and contain provisions that permit the Company to terminate or otherwise renegotiate the contracts in the event of a significant deterioration in the customer’s credit quality. These arrangements normally require payment of a fee by the customer, the pricing of which is based on prevailing market conditions, credit quality, probability of funding, and other relevant factors. Since many of these commitments are expected to expire without being drawn upon, the contract amounts are not necessarily indicative of future cash requirements.

Included within the reported balances for commitments to extend credit at December 31, 2025 and December 31, 2024 were $3.7 billion and $4.1 billion, respectively, of commitments that can be canceled by the Company without notice.

Commitments to extend credit also include amounts committed by the Company to fund its investments in CRA, LIHTC, and other equity method investments in which it is a limited partner.

During 2024, the Company sold an investment tax credit to a third party for approximately $21.4 million. The Company is obligated to indemnify the purchaser for losses incurred as a result of recapture or reductions of the tax credit. The indemnification expires at the later of the end of the recapture period (2029) or when the purchaser's tax returns are no longer subject to audit.
NOTE 20. COMMITMENTS, CONTINGENCIES, AND GUARANTEES (continued)

Letters of Credit

The Company’s letters of credit meet the definition of a guaranty. Letters of credit commit the Company to make payments on behalf of its customers if specified future events occur. The guarantees are primarily issued to support public and private borrowing arrangements. The weighted average term of these commitments at December 31, 2025 was 8.8 months. The credit risk involved in issuing letters of credit is essentially the same as that involved in extending loan facilities to customers. In the event of a requested draw by the beneficiary that complies with the terms of the letter of credit, the Company would be required to honor the commitment. The Company has various forms of collateral for these letters of credit, including real estate assets and other customer business assets. The maximum undiscounted exposure related to these commitments at December 31, 2025 was $1.4 billion. The fees related to letters of credit are deferred and amortized over the lives of the respective commitments and were immaterial to the Company’s financial statements at December 31, 2025. Management believes that the utilization rate of these letters of credit will continue to be substantially less than the amount of the commitments, as has been the Company’s experience to date. The credit risk associated with letters of credit is monitored using the same risk rating system utilized within the loan and financing lease portfolio. As of December 31, 2025 and December 31, 2024, the liability related to unfunded lending commitments was $52.5 million and $47.9 million, respectively.

Unsecured Revolving Lines of Credit

Such commitments arise primarily from agreements with customers for unused lines of credit on unsecured revolving accounts and credit cards, provided there is no violation of conditions in the underlying agreement. These commitments, substantially all of which the Company can terminate at any time, and which do not necessarily represent future cash requirements, are reviewed periodically based on account usage, customer creditworthiness and loan qualifications.

Loans Sold with Recourse

The Company has loans sold with recourse that meet the definition of a guaranty. For loans sold with recourse under the terms of its multifamily sales program with the FNMA, the Company retained a portion of the associated credit risk.

RIC Commitments

The following table summarizes significant liabilities recorded for commitments and contingencies associated with the Company's
RIC origination and servicing operations, all of which are included in Accounts payable and accrued expenses in the accompanying Consolidated Balance Sheets at the dates indicated:

Agreement or Legal Matter	Commitment or Contingency	December 31, 2025	December 31, 2024
		(in thousands)
MPLFA	Revenue-sharing and gain/(loss), net-sharing payments	$115	$6,000

MPLFA

Under the terms of the MPLFA, SC is required to make revenue-sharing payments to Stellantis and also must share with Stellantis when residual gains/(losses) on leased vehicles exceed a specified threshold. In turn, Stellantis must provide designated minimum threshold percentages of its Subvention business to SC. On July 28, 2025, SC and Stellantis entered into an agreement to accelerate the termination of the MPLFA, resulting in the discontinuation of revenue-sharing to Stellantis and sharing of Stellantis residual gains/(losses) for all originations after September 15, 2025.

Agreements

In connection with the sale of RICs through securitizations and other sales, SC and SBNA have made standard representations and warranties customary in the consumer finance industry. Violations of these representations and warranties may require SC or SBNA to repurchase loans previously sold to on or off-balance sheet Trusts or other third parties. As of December 31, 2025, there were no loans that were the subject of a demand to repurchase or replace for breach of representations and warranties for SC's or SBNA's ABS or other sales. In the opinion of management, the potential exposure of other recourse obligations related to SC’s RIC sale agreements is not expected to have a material adverse effect on the Company's or SC’s or SBNA's business, consolidated financial position, results of operations, or cash flows.
NOTE 20. COMMITMENTS, CONTINGENCIES, AND GUARANTEES (continued)

Santander has provided guarantees on the covenants, agreements, and obligations of SC under the governing documents of its warehouse facilities and privately issued amortizing notes. These guarantees are limited to the obligations of SC as servicer.

Since November 2015, SC is party to a forward flow asset sale agreement with a third party under the terms of which SC is committed to sell $350.0 million in charged-off loan receivables in bankruptcy status on a quarterly basis. However, any sale of more than $275.0 million is subject to a market price check. The remaining aggregate commitment as of December 31, 2025 and December 31, 2024 not subject to a market price check was zero.

Other Off-Balance Sheet Risk

Other off-balance sheet risk stems from financial instruments that do not meet the definition of guarantees under applicable accounting guidance and from other relationships that include items such as indemnifications provided in the ordinary course of business and intercompany guarantees.
Contingent Liabilities

The Company entered into employment contracts in which the Company agreed to make guaranteed payments totaling $96.2 million, provided that certain employees remained employed with the Company. These payments include cash and ADRs of Santander to be paid as follows:

2026	$47,933
2027	23,827
2028	18,096
2029	6,287
2030	94
Total	$96,237

The Company had no other material amounts related to deferred compensation at December 31, 2025.
Legal and Regulatory Proceedings

The Company, including its subsidiaries, are and in the future periodically expects to be party to, or otherwise involved in, various claims, disputes, lawsuits, investigations, regulatory matters and other legal matters and proceedings that arise in the ordinary course of business. In view of the inherent difficulty of predicting the outcome of any such claim, dispute, lawsuit, investigation, regulatory matter and/or legal proceeding, particularly where the claimants seek very large or indeterminate damages or where the matters present novel legal theories or involve a large number of parties, the Company generally cannot predict the eventual outcome of the pending matters, the timing of the ultimate resolution of the matters, or the eventual loss, fines or penalties related to the matters, if any. Accordingly, except as provided below, the Company is unable to reasonably estimate a range of its potential exposure, if any, to these claims, disputes, lawsuits, investigations, regulatory matters and other legal proceedings at this time. It is reasonably possible that actual outcomes or losses may differ materially from the Company's current assessments and estimates, and any adverse resolution of any of these matters against it could materially and adversely affect the Company's business, financial position, liquidity, and results of operations.

The Company establishes an accrued liability for legal and regulatory proceedings when those matters present material loss contingencies that are both probable and estimable. In such cases, there may be an exposure to loss in excess of any amounts accrued that are reasonably possible.

As of December 31, 2025 and December 31, 2024, the Company accrued aggregate legal and regulatory liabilities of approximately $16.0 million and $18.8 million, respectively. Further, the Company estimates the aggregate range of reasonably possible losses for legal and regulatory proceedings in excess of reserves established of up to approximately $37.6 million and $38.6 million as of December 31, 2025 and December 31, 2024, respectively. Set forth below are descriptions of the significant lawsuits, regulatory matters, and other legal proceedings to which the Company is subject.

Consumer Lending Cases

The Company and its subsidiaries are party to various lawsuits pending in federal and state courts alleging violations of state and federal consumer lending laws, including, without limitation, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act, the Fair Credit Reporting Act, Section 5 of the Federal Trade Commission Act, the Telephone Consumer Protection Act, the Truth in Lending Act, wrongful repossession laws, usury laws and laws related to unfair and deceptive acts or practices. In general, these cases seek damages and equitable and/or other relief.

Enterprise Financial Group v. SC. EFG, a former service provider to SC that provided a guaranteed asset protection debt insurance program, sued SC for breach of contract, alleging that SC placed non-conforming loans in the program, resulting in EFG losses. The case is pending in Texas District Court, Dallas County, and is captioned Enterprise Financial Group v. SC, Case No. 18-08119. SC asserted a counterclaim against EFG seeking approximately $10.5 million in connection with EFG’s refusal to pay claims. A jury trial concluded on November 2, 2022 and the jury awarded EFG $5 million and SC $4.2 million. On May 9, 2023, the court issued a final judgment awarding EFG approximately $10.6 million, and eliminating the jury award of $4.2 million in favor of SC. On July 17, 2023, the court heard arguments on SC’s motion for judgment notwithstanding the verdict, a new trial and remittitur. The court denied SC's motions for judgment notwithstanding the verdict, new trial, or remittitur. On December 31, 2024, the Court of Appeals for the Fifth District of Texas at Dallas denied SC's appeal of the trial court judgment. SC filed a petition for rehearing with the appellate court on January 14, 2025. On January 31, 2025, the court denied rehearing before the panel that heard the appeal; SC's petition for rehearing en banc remains pending. On June 18, 2025, the court of appeals responded by issuing an opinion affirming the trial court's judgment, finding that SC's trial counsel did not properly preserve its objections to jury charges for appeal. After reviewing SC's petition for review and EFG's response, the Texas Supreme Court has ordered a briefing on the merits, indicating the court may accept the appeal. SC filed its opening brief and EFG filed its response. SC moved for an extension to file its reply, which is now due March 16, 2026.

This matter is ongoing and could in the future result in the imposition of damages, fines, or other penalties. No assurance can be given that the ultimate outcome of this matter or any resulting proceedings would not materially and adversely affect the Company's business, financial condition, and results of operations.
NOTE 20. COMMITMENTS, CONTINGENCIES, AND GUARANTEES (continued)

Regulatory Investigations and Proceedings

The Company is party to, or is periodically otherwise involved in, reviews, investigations, examinations, and proceedings (both formal and informal), and information-gathering requests, by government and self-regulatory agencies, including the FRB of Boston, the CFPB, the DOJ, the SEC, the CFTC, the Federal Trade Commission and various state regulatory and enforcement agencies.